SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              SEPTEMBER 24, 1999


                  --------------------------------------------
                                FILM ROMAN, INC.
                  --------------------------------------------
            (Exact name of Registrant as specified in its charter)

          DELAWARE                 000-29642                  95-4585357
(State or other jurisdiction      (Commission               (I.R.S. employer
     of incorporation)           file numbers)             identification no.)


     12020 Chandler Blvd., Suite 200
     NORTH HOLLYWOOD, CALIFORNIA                                91607
----------------------------------------                      ----------
(Address of principal executive offices)                      (ZIP Code)


                                 (818) 761-2544
               --------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.


      On October 4, 1999, Film Roman, Inc. (the "Company" or the
"Registrant") announced that it determined not to continue the employment relationship of David B. Pritchard, its chief executive officer and president. Accordingly, Mr. Pritchard will leave the Company to pursue other interests.

      In an unrelated development, James McNamara resigned from the Company's Board of Directors on September 24, 1999. Mr. McNamara was recently appointed as President of Telemundo Network Group, LLC. Dennis Draper also resigned from the Board of Directors on September 29, 1999. Dr. Draper was recently appointed Vice Dean of the University of Southern California's School of Business. Both Mr. McNamara and Dr. Draper advised that their new appointments would prevent them from devoting sufficient time and energy to their positions as members of the Board of Directors.


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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FILM ROMAN, INC.

                                    By:   /s/ DIXON DERN
                                       -------------------------
                                          Dixon Dern
                                          Secretary


Dated:  October 15, 1999

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